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                                                                     EXHIBIT 4.1
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   COMMON                                                              COMMON
------------                                                        ------------
                               NATIONAL COMMERCE
                               -----------------
                                BANCORPORATION

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE
                                                               CUSIP 635449 10 1

        This Certifies that


        is the owner of

FULL-PAID AND NON-ASSESSABLE SHARES EACH OF $2.00 PAR VALUE OF THE COMMON STOCK
                                      OF

                       NATIONAL COMMERCE BANCORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and amendments thereto, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile signatures of the Corporation's duly authorized officers.

Dated

     /s/ Gus B. Denton                                  /s/ Thomas M. Garrott
     ---------------------                              ---------------------
     Secretary                                          Chairman of the Board
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                       NATIONAL COMMERCE BANCORPORATION


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenant in common          UNIF GIFT MIN ACT - .......Custodian.....
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as               Act....................
          tenants in common                               (State)

    Additional abbreviations may also be used though not in the above list.


For value received,            hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
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  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

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------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      --------------------
                                    --------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
                                    THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.


           SIGNATURE(S) GUARANTEED
                                    --------------------------------------------
                                    THE SIGNATURES SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


     The Corporation is authorized to issue different classes of shares and different series within a class. The Corporation will furnish to the holder of this certificate a full statement of the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for any series (and the authority of the Board of Directors to determine variations for future series) on request in writing and without charge.